CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

Derived Information   3/30/04

$355,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$700,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-3

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

$355,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2004-3

Pricing Information

Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	-	345,000,000	I	Senior/Adj	libor + [ ]%	[2.46]	AAA/Aaa/AAA
A-2	82,250,000	-	II	Senior/Adj	libor + [ ]%	[2.46]	AAA/Aaa/AAA
A-3	130,000,000	-	II	Senior/Adj	libor + [ ]%	[1.50]	AAA/Aaa/AAA
A-4	32,500,000	-	II	Senior/Adj	libor + [ ]%	[6.32]	AAA/Aaa/AAA
A-IO-1	Notional (4)	-	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
M-1	42,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.99]	AA/Aa2/AA
M-2	35,000,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.94]	A/A2/A
M-3	8,750,000	-	I & II	Mezzanine/Adj	libor + [ ]%	[4.92]	A/A3/A-
B-1	10,500,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.91]	A-/Baa1/BBB+
B-2	7,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.91]	BBB+/Baa2/BBB
B-3	7,000,000	-	I & II	Subordinate/Adj	libor + [ ]%	[4.78]	BBB/Baa3/BBB-
Total	355,000,000	345,000,000

Non-offered Offered Certificates (1):

Class	Available Certificate Balance ($)	Pre-Placed Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-IO-2	Notional (5)	-	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	-	II	Residual	libor + [ ]%	N/A	AAA/---/AAA
X	-	-	I & II	Subordinate	N/A	N/A	N/A

(1)

100% of the Prospectus Prepayment Curve (“PPC”) for the fixed rate collateral assumes 4.60% Constant Prepayment Rate (“CPR”) ramped to 23.00% CPR over 12 months.  At month 12 and thereafter, 100% PPC for the fixed collateral assumes 23.00% CPR.  100% PPC for the adjustable rate collateral assumes 27.00% CPR.  Bonds are priced to call at 100% of the PPC and assuming one-month libor and six-month libor are 1.09% and 1.15%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 36.50% of the sum of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.93%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.07%] over one-month libor.

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston, LLC. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	Wells Fargo Home Mortgage, Inc. [75.0%] and Ocwen Federal Bank, FSB [25.0%]
Trustee:	TBD
Cut-off Date:	On or about April 1, 2004 for the initial Mortgage Loans.
Investor Settlement:	On or about [May 4, 2004], Closing Date [May 3, 2004]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in May 2004.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO-1 Certificates), the closing date, and with respect to the Class A-IO-1 Certificates, April 25, 2004) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Prospectus Prepayment Speed (“PPC”):

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.67% CPR per month to 23.00% CPR in month 12, and remaining at 23.00% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting, and remaining, at 27.00% CPR.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A/A3/A-

Class B-1:

  A-/Baa1/BBB+

Class B-2:

  BBB+/Baa2/BBB

Class B-3:

  BBB/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 20% - 25%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, mortgage insurance, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.93%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.07%] over one-month libor for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Group 2 Senior Net Funds Cap:

For any Distribution Date and the Class A-2, Class A-3 and Class A-4 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Group 2 Senior Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2, Class A-3 and Class A-4 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2, Class A-3 and Class A-4  Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2, Class A-3 and Class A-4  Certificates, respectively and (bb) 36.50%.

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Group 2 Senior Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2, Class A-3 and Class A-4 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the lesser of (x) the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap and (y) the Maximum Interest Rate) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, Class A-3 and Class A-4 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.

CSFB CREDIT SUISSE FIRST BOSTON

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Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.
Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest (including amounts attributable to Interest Carry Forward Amounts) on such prior

Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) regarding the July 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the first day of the related Collection Period divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow.
2. Overcollateralization.
3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	15.75%	17.40%	34.80%
M-1	9.75%	11.40%	22.80%
M-2	4.75%	6.40%	12.80%
M-3	3.50%	5.15%	10.30%
B-1 B-2 B-3	2.00% 1.00% 0.00%	3.65% 2.65% 1.65%	7.30% 5.30% 3.30%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

CSFB CREDIT SUISSE FIRST BOSTON

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Overcollateralization:	1. Before the Stepdown Date, the required overcollateralization amount is [1.65]% of the Maximum Pool Balance.
2. On and after the Stepdown Date, the required overcollateralization amount is [3.30]% of the outstanding pool balance (subject to a Trigger Event).
3. The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in May 2007 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 34.80%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
May 2007 – April 2008	[2.25%]*
May 2008 – April 2009	[3.75%]*
May 2009 – April 2010	[5.00%]*
May 2010 – April 2011	[5.50%]*
May 2011 and thereafter	[5.75%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month Libor:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on May 31, 2004, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the July 2004 Distribution Date or (ii) the June 2004 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on May 31, 2004.

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Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

3.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

4.    From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (2) above, if any;

5.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-3, Class A-4, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

6.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

7.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

8.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then   from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

9.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then          from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

For application as part of monthly excess cash flow.

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II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, until the respective Class Principal Balance of such classes has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero; and

2.    From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class R Certificates, and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates, pro

rata based on Class Principal Balance, and then to (z) the Class A-1 Certificates, until the respective Class Principal Balance of such classes has been reduced to zero; provided, however,

that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class

A-3 Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero;

3. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
4. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.    From the Principal Remittance Amount derived from loan group 1, sequentially, first to (x)

the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4 Certificates,

pro rata based on Class Principal Balance, the sum of the Group 1 Allocation Amount and the

component of the Principal Remittance Amount representing payments under the Interest Rate

Cap Agreement to cover Realized Losses on the group 1 mortgage loans, until the respective

Class Principal Balance is reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the

Class Principal Balance of the Class A-3 Certificates has been reduced to zero; and

2.     From the Principal Remittance Amount derived from loan group 2, sequentially, first to (x)

the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance,

and then to (y) the Class A-1 Certificates, the sum of the Group 2 Allocation Amount and the

component of the Principal Remittance Amount representing payments under the Interest Rate

Cap Agreement to cover Realized Losses on the group 2 mortgage loans, until the respective

Class Principal Balance is reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the

Class Principal Balance of the Class A-3 Certificates has been reduced to zero;

3.    Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

4. For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X;

2. (A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a) (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially, first to

(x) the Class A-1 Certificates and then to (y) the Class A-2, Class A-3 and Class A-4

Certificates, pro rata based on Class Principal Balance, the Group 1 Excess Interest Amount,

until the respective Class Principal Balance has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3

Certificates, until the Class Principal Balance of the Class A-3 Certificates has been reduced to zero; and

(ii) sequentially, first to (x) the Class A-2, Class A-3 and Class A-4 Certificates, pro rata based on Class Principal Balance, and then to (y) the Class A-1 Certificates, until the respective Class

Principal Balance has been reduced to zero; provided, however, that the portion otherwise allocable to the Class A-4 Certificates will be distributed to the Class A-3 Certificates, until the

Class Principal Balance of the Class A-3 Certificates has been reduced to zero;

(b) to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c) to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d) to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e) to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f) to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g) to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.    To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

6.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

7.    To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

8.    To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

9. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

10.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

11.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.  To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

17. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and 18. To the Class R Certificates, any remaining amount.

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Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (above) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (above) on such Distribution Date.

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BOND SUMMARY

To Call

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.0	3.4	2.5	1.4	1.1	0.9
First Pay (Month/Year)	May-04	May-04	May-04	May-04	May-04	May-04
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Mar-07	Sep-06

Class A-3 (short)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	3.1	2.1	1.5	0.9	0.8	0.7
First Pay (Month/Year)	May-04	May-04	May-04	May-04	May-04	May-04
Last Pay (Month/Year)	Feb-13	Apr-10	Sep-08	Jun-06	Feb-06	Oct-05

Class A-4 (long)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	12.5	8.6	6.3	3.2	2.3	1.9
First Pay (Month/Year)	Feb-13	Apr-10	Sep-08	Jun-06	Feb-06	Oct-05
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Mar-07	Sep-06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	5.0	4.4	3.6	2.7
First Pay (Month/Year)	Dec-08	May-07	Aug-07	Mar-08	Mar-07	Sep-06
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Feb-08	Apr-07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.9	3.8	3.1
First Pay (Month/Year)	Dec-08	May-07	Jun-07	Sep-07	Dec-07	Apr-07
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Feb-08	Jun-07

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.6	3.1
First Pay (Month/Year)	Dec-08	May-07	Jun-07	Aug-07	Oct-07	Jun-07
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Feb-08	Jun-07

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.7	3.5	3.1
First Pay (Month/Year)	Dec-08	May-07	May-07	Jul-07	Aug-07	Jun-07
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Feb-08	Jun-07

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.6	6.5	4.9	3.6	3.4	3.1
First Pay (Month/Year)	Dec-08	May-07	May-07	Jun-07	Jul-07	Jun-07
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Feb-08	Jun-07

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.4	6.4	4.8	3.5	3.3	3.1
First Pay (Month/Year)	Dec-08	May-07	May-07	Jun-07	Jun-07	Jun-07
Last Pay (Month/Year)	Oct-18	Apr-14	Sep-11	Dec-08	Feb-08	Jun-07

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To Maturity

Class A-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	5.3	3.6	2.7	1.5	1.1	0.9
First Pay (Month/Year)	May-04	May-04	May-04	May-04	May-04	May-04
Last Pay (Month/Year)	Apr-31	Sep-25	Oct-20	Nov-14	Mar-07	Sep-06

Class A-3 (short)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	3.1	2.1	1.5	0.9	0.8	0.7
First Pay (Month/Year)	May-04	May-04	May-04	May-04	May-04	May-04
Last Pay (Month/Year)	Feb-13	Apr-10	Sep-08	Jun-06	Feb-06	Oct-05

Class A-4 (long)

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	14.3	10.0	7.4	3.9	2.3	1.9
First Pay (Month/Year)	Feb-13	Apr-10	Sep-08	Jun-06	Feb-06	Oct-05
Last Pay (Month/Year)	Apr-31	Sep-25	Oct-20	Nov-14	Mar-07	Sep-06

Class M-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.5	7.2	5.5	4.8	5.3	2.7
First Pay (Month/Year)	Dec-08	May-07	Aug-07	Mar-08	Mar-07	Sep-06
Last Pay (Month/Year)	Feb-28	Dec-21	Sep-17	Oct-12	Jan-13	Apr-07

Class M-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.4	7.1	5.4	4.2	4.2	5.0
First Pay (Month/Year)	Dec-08	May-07	Jun-07	Sep-07	Dec-07	Apr-07
Last Pay (Month/Year)	Jun-26	May-20	May-16	Dec-11	Aug-10	Aug-11

Class M-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.2	7.0	5.3	3.9	3.8	3.9
First Pay (Month/Year)	Dec-08	May-07	Jun-07	Aug-07	Oct-07	Jan-08
Last Pay (Month/Year)	Oct-23	Feb-18	Aug-14	Oct-10	Aug-09	Oct-08

Class B-1

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	10.1	6.9	5.2	3.8	3.6	3.6
First Pay (Month/Year)	Dec-08	May-07	May-07	Jul-07	Aug-07	Oct-07
Last Pay (Month/Year)	Sep-22	Mar-17	Dec-13	May-10	Apr-09	Jun-08

Class B-2

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.8	6.7	5.0	3.7	3.5	3.4
First Pay (Month/Year)	Dec-08	May-07	May-07	Jun-07	Jul-07	Aug-07
Last Pay (Month/Year)	Nov-20	Nov-15	Nov-12	Sep-09	Sep-08	Dec-07

Class B-3

	50 PPC	75 PPC	100 PPC	150 PPC	175 PPC	200 PPC
Average Life (Years)	9.4	6.4	4.8	3.5	3.3	3.2
First Pay (Month/Year)	Dec-08	May-07	May-07	Jun-07	Jun-07	Jun-07
Last Pay (Month/Year)	Feb-19	Jul-14	Nov-11	Jan-09	Mar-08	Aug-07

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Collateral Net WAC – Class A-2, Class A-3 & Class A-4

Spot Libor	Stressed Libor

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Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor	Stressed Libor

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Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

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Interest Rate Cap

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of one-month libor over the One-Month Libor Strike Rate as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 11.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$11,550,000].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

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Class A-IO-2 Notional Schedule

    *     The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above             and (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

    **  The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the One-Month Libor Strike Rate for such period shown above and the one-month libor rate for such period.

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Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.  Approximately 11.6% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,051
Total Outstanding Loan Balance	$691,571,196	*	Min	Max
Average Loan Current Balance	$170,716		$5,360	$855,000
Weighted Average Original LTV	80.3%	**
Weighted Average Coupon	7.15%		4.50%	14.50%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	7.20%
Weighted Average Margin	6.55%		3.63%	11.46%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	98.8%
% Second Liens	1.2%
% Arms	81.1%
% Fixed	18.9%
% of Loans with Mortgage Insurance	2.7%

*

Total collateral will be [$700,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	141	34,750,296	5.02
5.51 - 6.00	353	82,484,218	11.93
6.01 - 6.50	499	98,244,008	14.21
6.51 - 7.00	745	142,549,832	20.61
7.01 - 7.50	586	102,518,300	14.82
7.51 - 8.00	603	100,082,551	14.47
8.01 - 8.50	404	58,606,044	8.47
8.51 - 9.00	330	45,281,102	6.55
9.01 - 9.50	88	8,772,578	1.27
9.51 - 10.00	69	6,726,333	0.97
10.01 - 10.50	56	4,494,462	0.65
10.51 - 11.00	63	3,275,765	0.47
11.01 - 11.50	27	1,113,692	0.16
11.51 - 12.00	53	1,312,071	0.19
12.01 - 12.50	9	292,634	0.04
12.51 - 13.00	20	910,388	0.13
13.01 - 13.50	2	101,334	0.01
13.51 - 14.00	2	27,909	0.00
14.01 - 14.50	1	27,681	0.00
Total:	4,051	691,571,196	100.00

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	No of	Total Scheduled
FICO	Loans	Balance	%
Not Available	4	285,683	0.04
476 - 500	3	453,508	0.07
501 - 525	165	25,048,364	3.62
526 - 550	287	47,584,239	6.88
551 - 575	450	68,635,533	9.92
576 - 600	678	117,279,419	16.96
601 - 625	691	125,747,059	18.18
626 - 650	636	107,771,833	15.58
651 - 675	457	81,150,648	11.73
676 - 700	304	52,458,723	7.59
701 - 725	174	29,387,895	4.25
726 - 750	120	20,477,936	2.96
751 - 775	50	9,125,143	1.32
776 - 800	27	5,312,457	0.77
801 - 825	5	852,755	0.12
Total:	4,051	691,571,196	100.00

	No of	Total Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	244	8,140,306	1.18
50,001 - 100,000	876	66,842,032	9.67
100,001 - 150,000	1,001	125,225,390	18.11
150,001 - 200,000	713	124,082,567	17.94
200,001 - 250,000	470	105,854,046	15.31
250,001 - 300,000	272	74,660,639	10.80
300,001 - 350,000	189	61,071,911	8.83
350,001 - 400,000	123	46,468,904	6.72
400,001 - 450,000	60	25,540,579	3.69
450,001 - 500,000	69	33,306,669	4.82
500,001 - 550,000	14	7,404,700	1.07
550,001 - 600,000	6	3,481,770	0.50
600,001 >=	14	9,491,684	1.37
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	101	14,024,406	2.03
50.001 - 55.000	40	5,721,706	0.83
55.001 - 60.000	89	14,375,230	2.08
60.001 - 65.000	130	23,880,084	3.45
65.001 - 70.000	233	43,491,633	6.29
70.001 - 75.000	321	54,666,782	7.90
75.001 - 80.000	1,661	297,031,540	42.95
80.001 - 85.000	369	64,630,199	9.35
85.001 - 90.000	553	102,929,223	14.88
90.001 - 95.000	236	33,222,547	4.80
95.001 - 100.000	318	37,597,846	5.44
Total:	4,051	691,571,196	100.00

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		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,393	388,788,950	56.22
Reduced	844	147,112,330	21.27
No Income/ No Asset	113	20,411,507	2.95
Stated Income / Stated Assets	701	135,258,409	19.56
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	3,669	640,714,639	92.65
Second Home	42	6,979,716	1.01
Investment	340	43,876,841	6.34
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	1,141	258,693,401	37.41
Florida	427	58,219,993	8.42
New York	161	39,468,400	5.71
Arizona	154	21,667,227	3.13
Nevada	136	21,517,757	3.11
Washington	128	20,624,721	2.98
Illinois	128	19,432,087	2.81
Maryland	107	19,194,625	2.78
Oregon	121	19,139,862	2.77
Massachusetts	79	17,188,516	2.49
Virginia	95	16,681,152	2.41
Michigan	146	15,838,682	2.29
New Jersey	75	14,386,170	2.08
Texas	114	14,165,222	2.05
Minnesota	86	14,092,711	2.04
Other	953	121,260,671	17.53
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,855	298,206,820	43.12
Refinance - Rate Term	244	38,549,675	5.57
Refinance - Cashout	1,952	354,814,701	51.31
Total:	4,051	691,571,196	100.00

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		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,774	495,993,880	71.72
Arm 3/27	348	60,279,981	8.72
Arm 5/25	26	4,342,702	0.63
Arm 6 Month	1	161,913	0.02
Fixed Rate	902	130,792,719	18.91
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	3,290	548,694,082	79.34
PUD	251	48,612,076	7.03
2 Family	180	34,239,067	4.95
Condo	209	30,991,366	4.48
3-4 Family	114	28,253,261	4.09
Co-op	7	781,344	0.11
Total:	4,051	691,571,196	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	5	1,090,792	0.19
4.01 - 4.50	22	5,689,299	1.01
4.51 - 5.00	147	29,287,768	5.22
5.01 - 5.50	396	74,755,312	13.33
5.51 - 6.00	349	64,361,958	11.48
6.01 - 6.50	367	64,650,342	11.53
6.51 - 7.00	1,196	231,094,144	41.21
7.01 - 7.50	232	34,913,748	6.23
7.51 - 8.00	165	21,910,298	3.91
8.01 - 8.50	105	14,135,974	2.52
8.51 - 9.00	99	11,985,199	2.14
9.01 - 9.50	30	3,345,702	0.60
9.51 - 10.00	18	1,960,340	0.35
10.01 - 10.50	9	824,080	0.15
10.51 >=	9	773,519	0.14
Total:	3,149	560,778,477	100.00

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		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 - 6	3	560,427	0.10
7 - 9	0	0	0.00
10 - 12	1	260,379	0.05
13 - 15	1	131,596	0.02
16 - 18	24	3,934,885	0.70
19 - 21	336	63,641,523	11.35
22 - 24	2,413	428,008,515	76.32
25 - 27	1	63,312	0.01
28 - 30	4	1,090,516	0.19
31 - 33	43	8,655,193	1.54
34 - 36	297	50,089,429	8.93
37 >=	26	4,342,702	0.77
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	955	201,048,752	35.85
13.01 - 13.50	405	73,478,253	13.10
13.51 - 14.00	492	89,918,066	16.03
14.01 - 14.50	359	61,821,028	11.02
14.51 - 15.00	391	60,601,290	10.81
15.01 - 15.50	244	35,619,943	6.35
15.51 - 16.00	207	28,342,035	5.05
16.01 - 16.50	46	4,799,723	0.86
16.51 - 17.00	21	2,329,619	0.42
17.01 - 17.50	15	1,665,778	0.30
17.51 - 18.00	7	661,283	0.12
18.01 >=	7	492,706	0.09
Total:	3,149	560,778,477	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	1	420,000	0.07
4.51 - 6.00	413	99,309,999	17.71
6.01 - 6.50	359	72,040,065	12.85
6.51 - 7.00	564	108,653,642	19.38
7.01 - 7.50	494	87,408,764	15.59
7.51 - 8.00	512	84,594,834	15.09
8.01 - 8.50	344	49,187,445	8.77
8.51 - 9.00	303	41,805,847	7.45
9.01 - 9.50	66	7,346,590	1.31
9.51 - 10.00	47	5,390,666	0.96
10.01 - 10.50	27	3,028,629	0.54
10.51 - 11.00	10	1,008,042	0.18
11.01 - 11.50	4	276,975	0.05
11.51 - 12.00	3	223,438	0.04
12.01 - 12.50	2	83,541	0.01
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.00	1	161,913	0.03
1.50	23	3,925,124	0.70
2.00	97	23,328,777	4.16
3.00	3,004	529,186,161	94.37
5.00	24	4,176,502	0.74
Total:	3,149	560,778,477	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.00	1,841	301,742,435	53.81
1.50	1,308	259,036,042	46.19
Total:	3,149	560,778,477	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 4/01/04 cutoff date.   Approximately 13.8% of the group 2 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,387
Total Outstanding Loan Balance	$288,046,482	*	Min	Max
Average Loan Current Balance	$207,676		$6,146	$855,000
Weighted Average Original LTV	80.7%	**
Weighted Average Coupon	7.14%		4.50%	12.99%
Arm Weighted Average Coupon	7.06%
Fixed Weighted Average Coupon	7.49%
Weighted Average Margin	6.42%		3.63%	11.46%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	1
% First Liens	99.0%
% Second Liens	1.0%
% Arms	80.8%
% Fixed	19.2%
% of Loans with Mortgage Insurance	2.3%

*

Total group 2 collateral will be approximately [$290,500,000]

                      **

Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	39	14,051,600	4.88
5.51 - 6.00	113	34,987,368	12.15
6.01 - 6.50	147	38,384,356	13.33
6.51 - 7.00	242	57,525,597	19.97
7.01 - 7.50	253	52,014,328	18.06
7.51 - 8.00	226	42,293,553	14.68
8.01 - 8.50	144	23,067,629	8.01
8.51 - 9.00	80	13,376,790	4.64
9.01 - 9.50	36	3,958,716	1.37
9.51 - 10.00	39	4,259,894	1.48
10.01 - 10.50	13	1,293,832	0.45
10.51 - 11.00	36	1,890,975	0.66
11.01 - 11.50	7	370,639	0.13
11.51 - 12.00	8	237,811	0.08
12.01 - 12.50	1	86,835	0.03
12.51 - 13.00	3	246,557	0.09
Total:	1,387	288,046,482	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

		Total
	No of	Scheduled
FICO	Loans	Balance	%
Not Available	2	172,643	0.06
476 - 500	1	104,000	0.04
501 - 525	68	10,988,609	3.81
526 - 550	108	20,102,545	6.98
551 - 575	119	22,378,559	7.77
576 - 600	217	47,878,612	16.62
601 - 625	257	59,946,996	20.81
626 - 650	231	46,993,168	16.31
651 - 675	148	32,269,640	11.20
676 - 700	98	20,953,633	7.27
701 - 725	59	11,268,112	3.91
726 - 750	49	8,974,877	3.12
751 - 775	22	4,090,685	1.42
776 - 800	7	1,588,803	0.55
801 - 825	1	335,600	0.12
Total:	1,387	288,046,482	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	60	2,287,368	0.79
50,001 - 100,000	277	21,146,253	7.34
100,001 - 150,000	306	38,217,703	13.27
150,001 - 200,000	196	34,228,759	11.88
200,001 - 250,000	134	30,385,517	10.55
250,001 - 300,000	81	22,220,474	7.71
300,001 - 350,000	74	24,513,103	8.51
350,001 - 400,000	103	38,848,773	13.49
400,001 - 450,000	55	23,422,438	8.13
450,001 - 500,000	67	32,397,938	11.25
500,001 - 550,000	14	7,404,700	2.57
550,001 - 600,000	6	3,481,770	1.21
600,001 >=	14	9,491,684	3.30
Total:	1,387	288,046,482	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

	No of	Total Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	38	5,825,380	2.02
50.001 - 55.000	13	1,704,365	0.59
55.001 - 60.000	33	5,549,353	1.93
60.001 - 65.000	40	9,720,977	3.37
65.001 - 70.000	81	19,006,952	6.60
70.001 - 75.000	103	21,612,677	7.50
75.001 - 80.000	540	117,997,785	40.96
80.001 - 85.000	128	27,552,506	9.57
85.001 - 90.000	221	48,357,750	16.79
90.001 - 95.000	92	14,841,749	5.15
95.001 - 100.000	98	15,876,988	5.51
Total:	1,387	288,046,482	100.00

	No of	Total Scheduled
Documentation Type	Loans	Balance	%
Full	734	151,322,166	52.53
Reduced	304	62,325,575	21.64
No Income/ No Asset	55	10,226,973	3.55
Stated Income / Stated Assets	294	64,171,768	22.28
Total:	1,387	288,046,482	100.00

	No of	Total Scheduled
Occupancy Status	Loans	Balance	%
Primary	1,197	263,002,653	91.31
Second Home	24	4,697,902	1.63
Investment	166	20,345,927	7.06
Total:	1,387	288,046,482	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

	No of	Total Scheduled
State	Loans	Balance	%
California	463	129,919,250	45.10
Florida	125	19,374,852	6.73
Oregon	81	13,909,998	4.83
New York	42	12,784,635	4.44
Georgia	70	10,715,383	3.72
Nevada	62	10,406,780	3.61
Washington	59	9,957,440	3.46
Maryland	36	7,701,588	2.67
Michigan	59	6,909,366	2.40
Colorado	35	6,089,669	2.11
Arizona	40	6,073,453	2.11
New Jersey	26	5,874,084	2.04
Virginia	22	5,192,508	1.80
Utah	26	5,092,288	1.77
Illinois	20	3,819,705	1.33
Other	221	34,225,484	11.88
Total:	1,387	288,046,482	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	595	116,434,877	40.42
Refinance - Rate Term	112	19,493,521	6.77
Refinance - Cashout	680	152,118,084	52.81
Total:	1,387	288,046,482	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	828	190,417,501	66.11
Arm 3/27	224	40,655,178	14.11
Arm 5/25	7	1,570,608	0.55
Arm 6 Month	1	161,913	0.06
Fixed Rate	327	55,241,282	19.18
Total:	1,387	288,046,482	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,119	231,798,018	80.47
PUD	107	24,847,225	8.63
Condo	65	11,131,341	3.86
2 Family	52	10,771,257	3.74
3-4 Family	39	9,027,058	3.13
Co-op	5	471,583	0.16
Total:	1,387	288,046,482	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	2	581,400	0.25
4.01 - 4.50	12	4,235,500	1.82
4.51 - 5.00	91	19,153,150	8.23
5.01 - 5.50	128	30,712,093	13.19
5.51 - 6.00	156	32,153,713	13.81
6.01 - 6.50	156	33,874,038	14.55
6.51 - 7.00	291	77,506,615	33.29
7.01 - 7.50	81	13,860,962	5.95
7.51 - 8.00	42	7,352,777	3.16
8.01 - 8.50	34	5,294,867	2.27
8.51 - 9.00	24	3,761,751	1.62
9.01 - 9.50	18	1,851,418	0.80
9.51 - 10.00	13	1,473,358	0.63
10.01 - 10.50	4	283,350	0.12
10.51 >=	8	710,207	0.31
Total:	1,060	232,805,199	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 - 6	1	161,913	0.07
7 - 12	0	0	0.00
13 - 15	1	131,596	0.06
16 - 18	11	1,809,415	0.78
19 - 21	63	16,385,835	7.04
22 - 24	754	172,149,491	73.95
28 - 30	2	698,304	0.30
31 - 33	11	3,295,199	1.42
34 - 36	210	36,602,839	15.72
37 >=	7	1,570,608	0.67
Total:	1,060	232,805,199	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	444	108,358,091	46.54
13.01 - 13.50	137	31,172,216	13.39
13.51 - 14.00	176	39,225,239	16.85
14.01 - 14.50	104	21,927,369	9.42
14.51 - 15.00	79	15,385,182	6.61
15.01 - 15.50	37	6,392,251	2.75
15.51 - 16.00	41	6,220,950	2.67
16.01 - 16.50	22	2,255,551	0.97
16.51 - 17.00	12	1,299,280	0.56
17.01 - 17.50	5	417,571	0.18
17.51 - 18.00	2	75,500	0.03
18.01 >=	1	76,000	0.03
Total:	1,060	232,805,199	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	1	420,000	0.18
4.51 - 6.00	141	44,261,977	19.01
6.01 - 6.50	123	31,459,840	13.51
6.51 - 7.00	192	47,352,528	20.34
7.01 - 7.50	198	42,304,952	18.17
7.51 - 8.00	167	32,736,992	14.06
8.01 - 8.50	94	14,849,471	6.38
8.51 - 9.00	65	10,795,312	4.64
9.01 - 9.50	28	3,218,143	1.38
9.51 - 10.00	34	3,800,649	1.63
10.01 - 10.50	9	1,015,828	0.44
10.51 - 11.00	5	422,259	0.18
11.01 - 11.50	2	91,248	0.04
11.51 - 12.00	1	76,000	0.03
Total:	1,060	232,805,199	100.00

CSFB CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-3

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.00	1	161,913	0.07
1.50	15	2,751,603	1.18
2.00	24	7,419,660	3.19
3.00	1,015	221,067,615	94.96
5.00	5	1,404,408	0.60
Total:	1,060	232,805,199	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.00	854	163,001,330	70.02
1.50	206	69,803,869	29.98
Total:	1,060	232,805,199	100.00